UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2014

WEATHERFORD INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Switzerland	001-34258	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4-6 Rue Jean-François Bartholoni, 1204 Geneva, Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On April 2, 2014, the Board of Directors of Weatherford International Ltd. (the “Company”) unanimously approved a plan that would change our jurisdiction of incorporation from Switzerland to Ireland. In connection with the proposed change, the Company entered into a merger agreement on April 2, 2014 (the “Merger Agreement”) with Weatherford International Limited, a newly-formed private limited company incorporated under Irish law and a direct wholly-owned subsidiary of the Company (“Weatherford Ireland”). Under the Merger Agreement, the Company will be merged into Weatherford Ireland (the “Merger”). Weatherford Ireland will be re-registered as an Irish public limited company and renamed “Weatherford International plc” (or a similar name) immediately prior to the effective time of the Merger.

In connection with the Merger, each registered share of the Company will be cancelled in consideration for the allotment of one ordinary share of Weatherford Ireland held immediately prior to the Merger. Registered shares held by or for the benefit of the Company or any of its subsidiaries, i.e. “treasury shares,” will also be cancelled, but no ordinary shares of Weatherford Ireland will be allotted for such shares since, as a general matter, Irish law does not permit the holding and use of treasury shares in a manner similar to that allowed in other jurisdictions. In connection with the cancellation of the Company’s shares, delisting will be sought from SIX Swiss Exchange and NYSE Euronext Paris.

After the Merger, Weatherford Ireland will continue to conduct, through its wholly-owned subsidiaries, the same businesses as conducted by the Company before the Merger. In addition, Weatherford Ireland will remain subject to the U.S. Securities and Exchange Commission (the “SEC”) reporting requirements (including mandatory votes on executive compensation), the Sarbanes-Oxley Act, and the applicable rules of the New York Stock Exchange. In addition, Weatherford Ireland will continue to report its consolidated financial results in U.S. dollars and under U.S. GAAP. Weatherford Ireland intends to maintain Swiss tax residency, the current tax residency of the Company.

The Merger is subject to the adoption of the Merger Agreement by the shareholders of the Company at an extraordinary general meeting of shareholders, which the Company expects to be held on or about June 16, 2014, and certain other customary closing conditions. If the proposal to adopt the Merger Agreement is approved by the Company’s shareholders, the Company expects to complete the Merger by the end of the second quarter of 2014, although it may postpone or abandon the Merger at any time prior to the effective time of the Merger, even after the shareholders have adopted the Merger Agreement.

The foregoing description of the Merger Agreement, the Merger and related transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, filed as Exhibit 2.1 hereto and incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Due to Irish corporate law limitations with respect to the holding of treasury shares by the Company and its affiliates and related trusts, on April 2, 2014, contingent on the adoption of the Merger Agreement by our shareholders, the Company entered into Amendment No. 1 to the amended and restated Weatherford International, Inc. Executive Deferred Compensation Stock Ownership Plan (the “EDC Plan”) to provide that future distributions under the EDC Plan may be made in cash or Company shares. Approximately 980,000 registered shares of the Company are currently held in a trust under the terms of the EDC Plan. If our shareholders adopt the Merger Agreement, due to the Irish treasury share limitations, shares held in trust would be required to be disposed of prior to the effective time of the Merger.

The foregoing description of the amendment to the EDC Plan does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1 to the EDC Plan, filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.08.    Shareholder Director Nominations.

The information set forth below under the first paragraph of Item 8.01 is incorporated herein by reference.

Item 8.01.    Other Events.

Assuming adoption of the Merger Agreement by the Company’s shareholders and the Merger taking place, the Company intends to postpone its 2014 Annual General Meeting of Shareholders (the “2014 Annual Meeting”) until September 2014, which 2014 Annual General Meeting would also be our first annual meeting as an Irish company. Because the tentative date of the 2014 Annual Meeting is more than 30 days after the anniversary date of the Company’s most recent Annual General Meeting of Shareholders, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended, the Company is informing stockholders of such change. Shareholders will be notified of the date of the 2014 Annual Meeting, the record date of the 2014

Annual Meeting and the date for shareholder submissions for the 2014 Annual Meeting as and when such dates are approved by the Board of Directors and/or management of the Company.

On April 2, 2014, the Company issued a press release announcing the proposed plan to change our jurisdiction of incorporation from Switzerland to Ireland. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains, and the documents incorporated by reference into this Current Report on Form 8-K include, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the words “believe,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “plan,” “may,” “should,” “could,” “will,” “would,” “will be,” and similar expressions, although not all forward-looking statements contain these identifying words. Such statements are based upon the current beliefs of the Company’s management, and are subject to significant risks, assumptions and uncertainties. These risks and uncertainties include, but are not limited to: the ability to complete the Merger and related transactions to change the legal domicile of the Company (including our currently proposed timetable); realizing the expected benefits from such change; the tax effects of the change of jurisdiction of incorporation (including our maintaining Swiss tax residency), including as it relates to the Merger and other transactions contemplated thereby; and the Company’s ability to obtain the necessary approvals and consents to the Merger, including the approval of applicable Swiss authorities. Should one or more of these risks or uncertainties materialize, or underlying assumptions prove incorrect, actual results may vary materially from those indicated in our forward-looking statements. Readers are also cautioned that forward-looking statements are only predictions and may differ materially from actual future events or results. Forward-looking statements also are affected by the risk factors described in the company’s Annual Report on Form 10-K for the year ended December 31, 2013, and those set forth from time-to-time in other filings with the SEC. We undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required under federal securities laws.

Important Additional Information Regarding the Merger Filed with the SEC

Weatherford Ireland has filed with the SEC a registration statement on Form S-4, which contains a proxy statement/prospectus in connection with the proposed Merger, and each of the Company and Weatherford Ireland may be filing other relevant materials with the SEC in connection with the transaction. The Company urges its shareholders - including participants in its equity based incentive compensation plans - and investors to read carefully the proxy statement/prospectus (and any other document that the Company or Weatherford Ireland subsequently files with the SEC) before making any voting or investment decision about the proposed Merger Agreement, because they contain important information about the Company, Weatherford Ireland and the proposed Merger Agreement and related transactions.  Shareholders and investors may obtain these documents, as well as other filings containing information about the Company and Weatherford Ireland, for free at the SEC’s website, www.sec.gov or at the Company’s website, www.weatherford.com under “Investor Relations”. Shareholders may also obtain a copy of these documents free of charge by contacting the Company’s U.S. Investor Relations Department in writing at 2000 St. James Place, Houston, Texas 77056 or by telephone at +1 (713) 836-4000. Copies of any exhibits to the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC are available upon written request, subject to a charge for copying and mailing.

Participants in Solicitation

The Company, Weatherford Ireland and their directors and executive officers and certain other members of management and employees, as well as AST Phoenix Advisors, as proxy solicitor, may be deemed to be participants in the solicitation of proxies from its shareholders with respect to the matters to be voted upon at the Company’s extraordinary general meeting. Information about the directors and executive officers of the Company and their ownership in the Company is included in the proxy statement/prospectus filed with the SEC and the documents and information incorporated by reference therein. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials filed with the SEC. You can obtain free copies of the documents by accessing the SEC’s and our website as described above.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1
Merger Agreement between Weatherford International Ltd. and Weatherford International Limited (incorporated by reference to Annex A of the Registration Statement on Form S-4 filed by Weatherford International Limited on April 2, 2014 with the Securities and Exchange Commission).

10.1	Amendment No. 1 to the amended and restated Weatherford International, Inc. Executive Deferred Compensation Stock Ownership Plan

99.1	Press Release dated April 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.
Date: April 2, 2014
/s/ Alejandro Cestero
Alejandro Cestero
Vice President, Co-General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1
Merger Agreement between Weatherford International Ltd. and Weatherford International Limited (incorporated by reference to Annex A of the Registration Statement on Form S-4 filed by Weatherford International Limited on April 2, 2014 with the Securities and Exchange Commission).

10.1	Amendment No. 1 to the amended and restated Weatherford International, Inc. Executive Deferred Compensation Stock Ownership Plan

99.1	Press Release dated April 2, 2014